Filed Pursuant to 497(e)
Registration No. 333-139872

TDAX Funds, Inc.
(the “Company”)

TDAX Independence 2010 Exchange-Traded Fund
TDAX Independence 2020 Exchange-Traded Fund
TDAX Independence 2030 Exchange-Traded Fund
TDAX Independence 2040 Exchange-Traded Fund
TDAX Independence In-Target Exchange-Traded Fund
(each, a “Fund” and together, the “Funds”)

Supplement dated July 11, 2008 to the Company’s Prospectus and Statement of
Additional Information dated September 26, 2007

Change of Name

Effective as of July 15, 2008, the name of TDAX Funds, Inc. has been changed to TDX Independence Funds, Inc. and “TDAX Independence” for each Fund has been changed to “TDX Independence”.  All references to TDAX Funds, Inc. and “TDAX Independence” in the Prospectus and Statement of Additional Information are replaced with TDX Independence Funds, Inc. and “TDX Independence”, respectively.  The Company’s website address has also changed from www.tdaxshares.com to www.tdxindependencefunds.com.